Calvert

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June 30, 2002

Semi-Annual Report

Calvert Municipal Fund, Inc.

Calvert Municipal Fund, Inc.

Table of Contents

President's Letter

2

Portfolio Manager Remarks

4

Statements of Net Assets

8

Statements of Operations

13

Statements of Changes in Net Assets

14

Notes to Financial Statements

16

Financial Highlights

20

Explanation of Financial Tables

22

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Dear Shareholders:

At present, contrary forces are the marketplace norm. During the past six months the U.S. economy has continued to expand. While the data has been positive, the market has been plagued by corporate scandals, causing stock prices to plummet as a result of imaginative or possibly fraudulent accounting. This has resulted in an extremely volatile market, further shaking consumer confidence.

Everyone agrees reforms in corporate governance are necessary and as of this writing, it looks like we will have significant accounting reform and oversight. We will closely monitor this situation and watch the impact of these new requirements. In spite of decreasing consumer confidence, low rates have helped fuel yet another round of refinancing in mortgages which supports consumer spending and economic growth.

Since our last report to you, interest rates remain at record lows and unemployment has increased slightly, remaining at just under 6%. The continuing corporate scandals increase the likelihood that the Fed will remain on the sidelines and take no action for the remainder of this year.

Keeping Investment Perspective

I remind investors that at times like this, when economic conditions and the global political situation are uncertain, it is particularly important to revisit portfolio holdings in view of personal goals, risk tolerance and investment time horizon.

Certainly equity markets remain extremely challenging and appear to be searching for a bottom. The volatility is encouraging investors toward fixed-income and treasuries, which is helping to drive rates lower.

Calvert continues to expand our broad range of fund options and we believe investors will find choices appropriate for a variety of strategies and for changing market conditions.

Change to Fund Auditors

In light of developments surrounding the Arthur Andersen accounting firm, the Boards of each of our Funds held a special meeting in early May and voted to approve a change in independent auditors to KPMG LLP. This change occurred several weeks before the United States government won its case against Arthur Andersen, which was found guilty of obstructing justice in the Enron probe.

Revisiting Shared Values

As you know, Calvert takes a long view and has a broad perspective on corporate performance. We are diligent in assessing not only financial practices but also other aspects of a company's operations. Within our socially screened funds, we are reviewing corporate governance guidelines, including director and auditor independence. Clearly, recent revelations have given us all a reason to look more closely at the broad range of corporate behaviors and to shine a brighter light on various corporate stakeholders.

We appreciate your investment in Calvert Funds and value your continued trust and confidence in us more than ever. As a result, we are encouraged to strive harder each and every day to support you in reaching your financial goals.

Sincerely,

Barbara J. Krumsiek

President and CEO

July 31, 2002

Reno Martini is the Chief Investment Officer of CAMCO.

National Intermediate seeks to earn the highest level of interest income exempt from federal income taxes, and California Intermediate seeks to earn the highest level of interest income exempt from federal and California state income taxes, as is consistent with prudent investment management, preservation of capital, and the quality and maturity objectives of each Fund.

Fund Information

asset allocation

intermediate

tax-exempt bonds

NASDAQ symbol

National CINMX

California CCIMX

CUSIP number

National 131616-20-3

California 131616-10-4

Calvert Municipal Intermediate Funds

National Intermediate

What was the investment climate?

The overall U.S. economy put in a very strong performance in the first quarter of 2002, growing over 6% after what appears to be perhaps the mildest recession in the postwar period. But attitudes and financial markets in the first-quarter versus the second quarter of this year could not have been more different. Stocks and corporate bonds performed quite well in the first quarter as investors believed we were working through the worst, the economy would quickly move from recovery to expansion, and stocks would perform well going forward. But the string of major corporate bankruptcies and scandals continued, as the crisis in corporate governance and accounting dragged down investor spirits. Political and economic leaders have promised reform, but domestic and foreign investor attitudes remain negative and skeptical.

In the bond market, when the optimism over economic and financial market prospects ebbed, the safest investments performed the best and this included U.S. government bonds, mortgage-backed securities and municipal bonds. These sectors of the U.S. fixed income market performed the best in the second quarter and year-to-date. This performance pattern is typical of the time when investors are fleeing to quality, seeking safety over returns. As such, benchmark government and municipal bond yields have fallen year-to-date and are not far from interest rate cycle lows set during the first week of November 2001.

State and local governments have seen revenues softened as a result of the economic slowdown primarily from the sharp drop in individual income tax receipts as taxable capital gains in the stock market evaporated. This has increased the need for debt issuance to meet capital needs, resulting in a record $160 billion in new debt coming to market in the first six months of this year and eclipsing the previous record of $144 billion set in 1993. The continued softness in the equity market has benefited the municipal market as issuance reached new records as individual investors reallocated more of their assets into fixed income instruments. We believe that this support has provided the market with the support needed to sustain the volume of issuance.

What was your strategy?

For the first half of 2002, our strategy was to remain long our indices as the economic statistics showed mixed signals of recovery or continued weakness. We were convinced the Fed would remain on the sidelines. Inflation was moderate, so interest rates would remain at year-end levels or decline.

We continued to trade securities when interest rates were near their high and low ranges. The Portfolio purchased securities when prices were at their recent lows and sold when they were high compared to their recent trading ranges.

How did the Fund perform?

The Fund returned 4.83% for the six months ended June 30, 2002, outperforming the Lipper Intermediate Municipal Debt Funds Average by 53 basis points.

What is your outlook?

We believe that the economy will remain sluggish throughout the rest of 2002. Interest rates will remain volatile as the economic statistics show different signs of strengths and weaknesses in the economy. We will remain long our benchmark in duration until we see repeated signs of an economic recovery and possible inflation fears.

California Intermediate

What was the investment climate?

California and local governments within the state are again facing budget deficits - an issue they haven't had to address since the early 1990s, when the booming stock market contributed to budget surpluses within the State. Today, the downturn in the stock market, collapses in the high-tech industry, and the energy crisis have all taken a toll on revenues. Despite its budget problems, California's economy is fundamentally sound and diverse.

Municipal bond issuance in California will continue to increase, including a pending $12.5 billion revenue bond deal. So far, the increased issuance has been met with insatiable demand. If the equity markets remain volatile, the demand for fixed income investments should continue.

How did the Fund perform?

The Fund returned 4.21% for the six months ended June 30, 2002, outperforming the 3.81% return of its benchmark, the Lipper California Intermediate Municipal Debt Funds Average.

What was your strategy?

For the first half of 2002 our strategy was to remain long our indices as the economic statistics showed mixed signals of recovery or continued weakness. We were convinced the Fed would remain on the sidelines and inflation was moderate so interest rates would remain at year-end levels or decline.

We continued to trade securities when interest rates were near their high and low ranges. The Portfolio purchased securities when prices were at their recent lows and sold when they were high compared to their recent trading ranges.

Portfolio Statistics

weighted average maturity
National
6.30.02	8 years
12.31.01	10 years

California
6.30.02	8 years
12.31.01	9 years

effective duration
National
6.30.02	5.80 years
12.31.01	6.35 years

California
6.30.02	5.70 years
12.31.01	6.24 years

monthly dividend yield
National
6.30.02	3.89%
12.31.01	3.97%

California
6.30.02	3.57%
12.31.01	3.37%

30 day SEC yield
National
6.30.02	3.63%
12.31.01	4.07%

California
6.30.02	2.99%
12.31.01	3.13%

What is your outlook?

We believe that the economy will remain sluggish throughout the rest of 2002. Interest rates will remain volatile as the economic statistics show different signs of strengths and weaknesses in the economy. We will remain long our benchmark in duration until we see repeated signs of an economic recovery and possible inflation fears.

July 31, 2002

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at June 30, 2002, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

	National	Lipper	California	Lipper	Lehman
	Municipal	Intermediate	Municipal	CA Intermediate	Muni. 10
	Intermediate	Muni. Debt	Intermediate	Muni. Debt	Year Bond
	Fund	Funds Avg.	Fund	Funds Avg.	Index TR
6 month	4.83%	4.30%	4.21%	3.81%	5.35%
1 year	6.01%	6.00%	5.81%	6.04%	7.24%
5 year*	5.26%	5.16%	5.01%	5.26%	6.36%
10 year*	N/A	N/A	5.30%	5.43%	6.85%

Investment performance does not reflect the deduction of any front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

Average annual return

Portfolio Statistics

National
average annual total return
as of 6.30.02
1 year	3.11%
5 year	4.67%
inception	5.41%
(9.30.92)

California
average annual total return
as of 6.30.02
1 year	2.90%
5 year	4.43%
10 year	5.00%

Growth of a hypothetical $10,000 investment

[INSERT LINE GRAPHS HERE]

Total returns assume reinvestment of dividends and reflect the deduction of Portfolio's maximum front-end sales charge of 2.75%. No sales charge has been applied to the indices used for comparison. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares. Source: Lipper Analytical Services, Inc.

NATIONAL PORTFOLIO

STATEMENT OF NET ASSETS

June 30, 2002
	Principal
Municipal Obligations - 102.5%	Amount	Value
Alaska - 2.8%
State Industrial Development & Export Authority Revenue Bonds,
5.70%, 4/1/11, MBIA Insured	$2,000,000	$2,146,480

Arizona - 3.6%
Maricopa County Community College District Revenue Bonds,
3.25%, 7/1/14	900,000	790,371
Phoenix Civic Improvement Corp., 5.50%, 7/1/12	1,900,000	2,000,871

Arkansas - 2.5%
Arkansas State Water Disposal & Pollution Abatement:
4.125%, 7/1/11	175,000	176,773
4.375%, 7/1/13	410,000	415,141
4.50%, 7/1/14	390,000	395,019
Greene County Sales & Use Revenue Bonds, 4.75%, 6/1/11,
FGIC Insured	890,000	945,153

Colorado - 9.9%
Denver City & County Airport Revenue Bonds:
6.00%, 11/15/12, AMBAC Insured	3,000,000	3,344,370
7.25%, 11/15/12	3,385,000	3,496,434
Park Creek Tax Increment Revenue VRDN, 2.15%, 12/1/24,
SWAP: AIG	800,000	800,000

Florida - 5.7%
Dade County Education Facilities Authority Revenue Bonds,
6.00%, 4/1/08, MBIA Insured	1,000,000	1,128,070
Dade County GO Bonds, 7.75%, 10/1/18, AMBAC Insured	1,685,000	1,807,466
Housing Finance Agency Revenue Bonds, 5.75%, 12/1/07,
LOC: Heller Financial	300,000	304,317
Sunrise Utility Systems Revenue Bonds, 5.50%, 10/1/12,
AMBAC Insured	1,000,000	1,120,660

Georgia - 4.6%
George L Smith II Congress Center Authority Revenue Bonds,
6.00%, 7/1/09	2,000,000	2,237,180
Savannah Airport Revenue Bonds, 5.375%, 1/1/12	1,220,000	1,302,765

Illinois - 2.1%
Chicago Development Authority Revenue Bonds, 6.25%, 11/15/13	1,500,000	1,636,590

Maryland - 3.7%
Cambridge Economic Development Authority Revenue Bonds,
7.25%, 4/1/04	650,000	656,156
Cecil County Health Department COPs, 7.875%, 7/1/14	1,390,000	1,422,470

	Principal
Municipal Obligations - Cont'd	Amount	Value
Maryland - Cont'd
State Community Development Administration Revenue Bonds,
5.05%, 4/1/08	$300,000	$322,974
State Economic Development Corp. Authority Revenue Bonds,
8.625%, 10/1/19	500,000	487,055

Massachusetts - 2.0%
State Educational Financing Authority Revenue Bonds,
4.875%, 1/1/11, AMBAC Insured	1,500,000	1,554,825

Michigan - 7.0%
Detroit Water Supply System Revenue Bonds, 6.00%, 7/1/14,
MBIA Insured	1,000,000	1,153,070
Oakland County Economic Development Corp. LO Revenue Bonds,
6.375%, 11/1/14	500,000	549,700
State Higher Education Facilities Authority Revenue Bonds:
6.00%, 11/1/03	845,000	872,336
7.00%, 11/1/05	610,000	675,770
State Hospital Finance Authority Revenue Bonds, 5.375%, 8/15/14	2,000,000	2,185,620

New Jersey - 6.1%
State Transportation Authority Revenue Bonds, 6.50%, 6/15/11,
MBIA Insured	2,000,000	2,383,872
State Turnpike Authority Revenue Bonds, 6.00%, 1/1/13,
MBIA Insured	2,000,000	2,307,000

New York - 3.3%
New York City GO Bonds, 5.35%, 8/1/12	1,285,000	1,366,353
State Local Government Assistance Corp. Revenue Bonds, 6.00%, 4/1/14	1,000,000	1,153,540

Oklahoma - 3.9%
State Industries Authority Revenue Bonds, 5.50%, 8/15/09	2,760,000	3,030,646

Pennsylvania - 6.7%
Allegheny County Airport Revenue Bonds, 5.75%, 1/1/09	2,400,000	2,622,768
Allegheny County Higher Education Building Authority Revenue Bonds,
6.00%, 2/15/08	230,000	242,717
Ridley Park Hospital Authority Revenue Bonds, 6.00%, 12/1/13	1,000,000	1,129,290
Philadelphia Water & Wastewater Revenue Bonds, 5.50%, 11/1/11,
FGIC Insured	1,080,000	1,202,515

Puerto Rico - 11.4%
Puerto Rico Commonwealth Electric Power Authority,
5.00%, 7/1/11	2,500,000	2,695,375
Puerto Rico Commonwealth GO Bonds, 5.50%, 7/1/13	2,000,000	2,197,660
Puerto Rico Commonwealth Highway & Transportation Authority
Revenue Bonds:
5.50%, 7/1/12, AMBAC Insured	2,400,000	2,698,728
6.25%, 7/1/13, MBIA Insured	1,000,000	1,189,920

South Carolina - 1.3%
State Jobs-Economic Development Authority Health Revenue Bonds,
6.50%, 10/1/04	1,000,000	986,110

	Principal
Municipal Obligations - Cont'd	Amount	Value
Tennessee - 5.4%
City of Memphis Sanitation & Sewer Systems Revenue Bonds,
5.00%, 10/1/14	$1,000,000	$1,051,570
Knox County Health Educational & Housing Facilities Revenue Bonds,
7.25%, 1/1/09, MBIA Insured	1,250,000	1,482,338
Memphis-Shelby County Airport Authority Revenue Bonds,
6.25%, 2/15/09, MBIA Insured	1,000,000	1,123,660
Sevier County Public Building Authority Revenue VRDN,
1.65%, 6/1/10, BPA: Kredietbank, AMBAC Insured	500,000	500,000

Texas - 13.1%
Amarillo Health Facilities Corp. Revenue Bonds, 5.50%, 1/1/12,
FSA Insured	2,710,000	2,939,591
Bexar County State Revenue Bonds, 5.75%, 8/15/11	2,000,000	2,227,580
Houston Hotel Occupancy Tax & Special Revenue Bonds,
5.75%, 9/1/12, AMBAC Insured	2,100,000	2,342,193
North Forest Independent School District GO Bonds, 6.25%, 8/15/16,
ACA Insured	1,500,000	1,549,890
State Water Development GO Bonds, 3.75%, 8/29/02	1,000,000	1,089,680

Virginia - 0.3%
Westchester County IDA Civic Facility Revenue Bonds, 6.25%, 4/1/05	215,000	220,306

Washington - 1.5%
Skagit County Public Hospital District No. 1 Revenue Bonds, 5.75%,
12/1/11, FSA Insured	1,050,000	1,132,856

West Virginia - 1.3%
State Economic Development Authority Commercial Revenue Bonds,
8.00%, 4/1/25	1,000,000	981,650

Wisconsin - 4.3%
Ladysmith Solid Waste Disposal Facilities Revenue VRDN,
5.00%, 3/1/28, LOC: Union Bank of California	3,335,000	3,335,000

TOTAL INVESTMENTS (Cost $76,354,227) - 102.5%		79,110,444
Other assets and liabilities, net - (2.5%)		(1,921,090)
Net Assets - 100%		$77,189,354

Net Assets Consist of:
Paid-in capital applicable to 7,098,549 outstanding Class A shares of common stock, $0.01 par value with 250,000,000
Class A shares authorized		$74,123,017
Undistributed net investment income		19,636
Accumulated net realized gain (loss) on investments		290,484
Net unrealized appreciation (depreciation) on investments		2,756,217

Net Assets		$77,189,354
Net Asset Value Per Share		$10.87

See notes to financial statements.

CALIFORNIA PORTFOLIO

STATEMENT OF NET ASSETS

June 30, 2002
	Principal
Municipal Obligations - 98.4%	Amount	Value
California - 77.7%
Anaheim Public Financing Authority Lease Revenue Bonds,
6.00%, 9/1/14, FSA Insured	$1,000,000	$1,169,090
Foothill / Eastern Corridor Toll Road Revenue Bonds, 5.00%, 1/15/16,
MBIA Insured	1,000,000	1,035,290
Gardena Financing Agency Revenue VRDN, 4.55%, 9/1/11	2,900,000	2,900,000
Los Angeles MFH Revenue Bonds, 5.85%, 12/1/27	970,000	1,047,707
Los Angeles School District GO Bonds, 6.00%, 7/1/11,
FGIC Insured	2,360,000	2,737,317
Orange County Local Transportation Authority Sales Tax
Revenue Bonds, 6.00%, 2/15/09	1,000,000	1,145,410
Port of Oakland Revenue Bonds, Series D, 7.00%, 11/1/02,
MBIA Insured	515,000	524,558
Sacramento COPs:
6.50%, 1/1/04	432,033	441,520
San Jose Redevelopment Agency Allocation Bonds, 6.00%, 8/1/09,
MBIA Insured	1,000,000	1,154,680
Santa Clara Financing Authority Lease Revenue Bonds,
6.00%, 11/15/12, AMBAC Insured	2,000,000	2,348,140
Southern California Public Power Authority Revenue Bonds,
6.75%, 7/1/13, FSA Insured	1,800,000	2,220,984
Southern California Rapid Transit District Special Assessment Bonds,
5.90%, 9/1/07, AMBAC Insured	1,000,000	1,142,280
State Department of Water Resources Revenue Bonds, 6.00%, 12/1/10	1,000,000	1,162,000
State Public Works Lease Revenue Bonds:
5.00%, 12/1/13, AMBAC Insured	775,000	828,599
5.625%, 3/1/16, AMBAC Insured	1,000,000	1,058,230
Walnut Valley Unified School District GO Bonds, 6.10%, 8/1/08,
AMBAC Insured	1,000,000	1,165,330

Other - 20.7%
Guam Government LO Revenue Bonds, 5.50%, 11/1/08,
AMBAC Insured	1,000,000	1,120,640
Pitney Bowes Corp. LeaseTOPS Trust Certificates VRDN,
2.40%, 3/9/05	183,379	183,379
Puerto Rico Commonwealth Highway and Transportation
Revenue Bonds, 5.50%, 7/1/13, AMBAC Insured	1,465,000	1,646,616
Puerto Rico Commonwealth Public Building Authority Revenue Bonds,
5.38%, 7/1/12	2,650,000	2,938,850

Total Municipal Obligations (Cost $26,423,025)		27,970,620

TOTAL INVESTMENTS (Cost $26,423,025) - 98.4%		27,970,620
Other assets and liabilities, net - 1.6%		449,324
Net Assets - 100%		$28,419,944

Net Assets Consist of:
Paid-in capital applicable to 2,620,553 outstanding Class A shares of common stock, $0.01 par value with 250,000,000
Class A shares authorized	$27,232,444
Undistributed net investment income	20,015
Accumulated net realized gain (loss) on investments	(380,111)
Net unrealized appreciation (depreciation) on investments	1,547,596

Net Assets	$28,419,944

Net Asset Value Per Share	$10.85

Abbreviations:
COPs : Certificates of Participation	LO: Limited Obligation
FGIC: Financial Guaranty Insurance	MBIA: Municipal Bond Insurance
Company	Association
FHLMC: Federal Home Loan Mortgage	MFH: Multi-Family Housing
Corporation	SO: Special Obligation
FSA: Financial Security Advisor	VRDN: Variable Rate Demand Notes
GO: General Obligation
IDA: Industrial Development Authority

Explanation of Guarantees:
BPA: Bond-Purchase Agreement	LOC: Letter of Credit
C/LOC: Confirming Letter of Credit	SWAP: Swap Agreement

See notes to financial statements.

Statements of Operations

Six Months Ended June 30, 2002
	National	California
Net Investment Income	Portfolio	Portfolio
Investment Income:
Interest income	$1,913,915	$631,698

Expenses:
Investment advisory fee	230,957	83,913
Transfer agency fees and expenses	34,116	10,953
Accounting fees	11,466	6,564
Directors' fees and expenses	2,818	1,013
Administrative fees	34,720	10,260
Custodian fees	9,028	4,458
Registration fees	9,075	1,584
Reports to shareholders	10,159	3,962
Professional fees	7,397	4,689
Miscellaneous	3,929	3,330
Total expenses	353,665	130,726
Fees paid indirectly	(2,416)	(1,917)
Net expenses	351,249	128,809

Net Investment Income	1,562,666	502,889

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on investments	364,964	174,280
Change in unrealized appreciation or (depreciation)	1,766,792	466,654

Net Realized and Unrealized
Gain (Loss) on Investments	2,131,756	640,934

Increase (Decrease) in Net Assets
Resulting from Operations	3,694,422	1,143,823

See notes to financial statements.

National Portfolio

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$1,562,666	$3,157,048
Net realized gain (loss)	364,964	830,549
Change in unrealized appreciation or (depreciation)	1,766,792	(1,362,791)

Increase (Decrease) in Net Assets
Resulting from Operations	3,694,422	2,624,806

Distributions to shareholders from:
Net investment income	(1,564,788)	(3,156,865)

Capital share transactions:
Shares sold	6,466,852	11,894,318
Reinvestment of distributions	1,324,166	2,673,681
Shares redeemed	(10,054,660)	(8,816,651)
Total capital share transactions	(2,263,642)	5,751,348

Total Increase (Decrease) in Net Assets	(134,008)	5,219,289

Net Assets
Beginning of period	77,323,362	72,104,073
End of period (including undistributed net investment
income of $19,636 and $ 21,758, respectively)	$77,189,354	$77,323,362

Capital Share Activity
Shares sold	600,451	1,105,636
Reinvestment of distributions	123,156	249,465
Shares redeemed	(934,073)	(820,169)
Total capital share activity	(210,466)	534,932

See notes to financial statements.

California Portfolio

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$502,889	$1,042,520
Net realized gain (loss)	174,280	63,038
Change in unrealized appreciation or (depreciation)	466,654	(291,338)

Increase (Decrease) in Net Assets
Resulting from Operations	1,143,823	814,220

Distributions to shareholders from:
Net investment income	(503,362)	(1,042,500)

Capital share transactions:
Shares sold	1,592,225	3,547,179
Reinvestment of distributions	377,582	827,861
Shares redeemed	(2,161,362)	(3,768,096)
Total capital share transactions	(191,555)	606,944

Total Increase (Decrease) in Net Assets	448,906	378,664

Net Assets
Beginning of period	27,971,038	27,592,374
End of period (including undistributed net investment
income of $20,015 and $20,488, respectively)	$28,419,944	$27,971,038

Capital Share Activity
Shares sold	148,054	328,485
Reinvestment of distributions	35,128	77,391
Shares redeemed	(201,658)	(350,923)
Total capital share activity	(18,476)	54,953

See notes to financial statements.

Notes To Financial Statements

Note A - Significant Accounting Policies

General: The Calvert Municipal Fund, Inc. is comprised of two municipal intermediate portfolios: National and California. Each of the Portfolios, collectively the "Fund," are registered under the Investment Company Act of 1940 as open-end management investment companies. The operations of each Portfolio are accounted for separately. Shares of each Portfolio are sold with a maximum front-end sales charge of 2.75%.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Other securities for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis.

Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B - Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company (collectively, "Ameritas Acacia"). The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets of each Portfolio: .60% on the first $500 million, .50% on the next $500 million and .40% on the excess of $1 billion. Under the terms of the agreement, $51,230 and $18,372 were payable at period end for the National and California Portfolios, respectively.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% of the average daily net assets of each Portfolio. Under terms of the agreement, $8,644, and $1,688 were payable at period end for the National and California Portfolios, respectively.

Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by the Fund, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed an annual rate of average daily net assets of .25% for each Portfolio. The Distributor currently does not charge any Distribution Plan expenses. For the six months ended June 30, 2002, CDI received $7,498 and $8,162 as its portion of commissions charged on sales of the National and California Portfolios, respectively.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $3,412 and $1,304 for the six months ended June 30, 2002 for the National and California Portfolios, respectively. Under the terms of the agreement, $536, and $202 were payable at period end for the National and California Portfolios, respectively. National Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor receives an annual fee of $20,500 plus up to $1,500 for each Board and Committee meeting attended. Director's fees are allocated to each of the funds served.

Note C - Investment Activity

During the six months ended June 30, 2002, purchases and sales of investments, other than short-term securities, were:
	National	California
Purchases	$19,219,386	$2,914,974
Sales	23,406,103	3,824,679

The cost of investments owned at June 30, 2002 for federal income tax purposes for each Portfolio are shown in the table below. The table below presents the components of net unrealized appreciation (depreciation) as of June 30, 2002, and the net capital loss carryforwards as of December 31, 2001 with expiration dates.
Capital
	Federal	Net Unrealized			Loss
	Tax	Appreciation	Unrealized	Unrealized	Carry-	Expiration
	Cost	(Depreciation)	Appreciation	(Depreciation)	forwards	Dates
National	$76,347,674	$2,762,770	$2,894,271	($131,501)	$70,305	12/31/07
					4,175	12/31/08
California	$26,423,025	1,547,596	1,547,596	-	72,261	12/31/02
					438,572	12/31/03
					43,558	12/31/08

Capital loss carryfowards may be utilized to offset current and future capital gains until expiration.

The Portfolios may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the Investment Company Act of 1940. For the six months ended June 30, 2002, purchases and sales transactions were:
	National	California
Purchases	$14,245,000	$11,300,000
Sales	12,670,000	10,290,000

Note D - Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolios had no loans outstanding pursuant to this line of credit at June 30, 2002.

For the six months ended June 30, 2002 borrowings by the Portfolios under the agreement were as follows:
		Weighted		Month of
	Average	Average	Maximum	Maximum
	Daily	Interest	Amount	Amount
Portfolio	Balance	Rate	Borrowed	Borrowed
National	$9,452	2.28%	$243,659	January 2002
California	366	2.31%	33,071	June 2002

Change in Independent Auditor

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Directors.

The reports on the financial statements audited by Arthur Andersen for the years ended December 31, 2001 and December 31, 2000 for the Funds did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

National Portfolio

Financial Highlights
		Periods Ended
	June 30,	December 31,	December 31,
	2002	2001	2000
Net asset value, beginning	$10.58	$10.64	$10.12
Income from investment operations
Net investment income	.22	.45	.46
Net realized and unrealized gain (loss)	.29	(.06)	.52
Total from investment operations	.51	.39	.98
Distributions from
Net investment income	(.22)	(.45)	(.46)
Total distributions	(.22)	(.45)	(.46)
Total increase (decrease) in net asset value	.29	(.06)	.52
Net asset value, ending	$10.87	$10.58	$10.64

Total return *	4.83%	3.65%	9.91%
Ratios to average net assets:
Net investment income	4.06% (a)	4.15%	4.47%
Total expenses	.92% (a)	.91%	.95%
Expenses before offsets	.92% (a)	.91%	.95%
Net expenses	.91% (a)	.90%	.89%
Portfolio turnover	26%	43%	32%
Net assets, ending (in thousands)	$77,189	$77,323	$72,104

		Years Ended
	December 31,	December 31,	December 31,
	1999	1998	1997
Net asset value, beginning	$10.82	$10.79	$10.56
Income from investment operations
Net investment income	.43	.45	.50
Net realized and unrealized gain (loss)	(.64)	.13	.23
Total from investment operations	(.21)	.58	.73
Distributions from
Net investment income	(.43)	(.46)	(.50)
Net realized gains	(.06)	(.09)	-
Total distributions	(.49)	(.55)	(.50)
Total increase (decrease) in net asset value	(.70)	.03	.23
Net asset value, ending	$10.12	$10.82	$10.79

Total return *	(2.01%)	5.46%	7.11%
Ratios to average net assets:
Net investment income	4.12%	4.17%	4.71%
Total expenses	.93%	.97%	.97%
Expenses before offsets	.93%	.97%	.97%
Net expenses	.90%	.94%	.94%
Portfolio turnover	38%	44%	29%
Net assets, ending (in thousands)	$58,093	$71,065	$48,933

California Portfolio

Financial Highlights
		Periods Ended
	June 30,	December 31,	December 31,
	2002	2001	2000
Net asset value, beginning	$10.60	$10.68	$10.13
Income from investment operations
Net investment income	.19	.40	.43
Net realized and unrealized gain (loss)	.25	(.08)	.55
Total from investment operations	.44	.32	.98
Distributions from
Net investment income	(.19)	(.40)	(.43)
Total increase (decrease) in net asset value	.25	(.08)	.55
Net asset value, ending	$10.85	$10.60	$10.68

Total return *	4.21%	3.04%	9.88%
Ratios to average net assets:
Net investment income	3.60% (a)	3.74%	4.14%
Total expenses	.93% (a)	.92%	.92%
Expenses before offsets	.93% (a)	.92%	.92%
Net expenses	.92% (a)	.89%	.87%
Portfolio turnover	12%	10%	4%
Net assets, ending (in thousands)	$28,420	$27,971	$27,592

		Years Ended
	December 31,	December 31,	December 31,
	1999	1998	1997
Net asset value, beginning	$10.74	$10.63	$10.44
Income from investment operations
Net investment income	.43	.45	.49
Net realized and unrealized gain (loss)	(.61)	.12	.18
Total from investment operations	(.18)	.57	.67
Distributions from
Net investment income	(.43)	(.46)	(.48)
Total increase (decrease) in net asset value	(.61)	.11	.19
Net asset value, ending	$10.13	$10.74	$10.63

Total return *	(1.73%)	5.51%	6.61%
Ratios to average net assets:
Net investment income	4.07%	4.23%	4.64%
Total expenses	.91%	.90%	.91%
Expenses before offsets	.91%	.90%	.91%
Net expenses	.89%	.88%	.88%
Portfolio turnover	11%	12%	48%
Net assets, ending (in thousands)	$30,385	$36,963	$35,085

* Total return does not reflect deduction of front-end sales charge.

(a) Annualized

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio - how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Calvert Municipal Fund, Inc.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

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Calvert Group

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Web Site

www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

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Calvert's Family of Funds

Tax-Exempt Money Market Funds

CTFR Money Market Portfolio

CTFR California Money Market Portfolio

Taxable Money Market Funds

First Government Money Market Fund

CSIF Money Market Portfolio

Balanced Fund

CSIF Balanced Portfolio

Municipal Funds

CTFR Limited-Term Portfolio

CTFR Long-Term Portfolio

CTFR Vermont Municipal Portfolio

National Muni. Intermediate Portfolio

California Muni. Intermediate Portfolio

Taxable Bond Funds

CSIF Bond Portfolio

Income Fund

Short Duration Income Fund

Equity Funds

CSIF Enhanced Equity Portfolio

CSIF Technology Portfolio

CSIF Equity Portfolio

Calvert Large Cap Growth Fund

Calvert Social Index Fund

Capital Accumulation Fund

CWV International Equity Fund

New Vision Small Cap Fund

South Africa Fund